FEDERATED HIGH INCOME BOND FUND, INC.
Class B and C Shares

Supplement to Prospectus and Statement of Additional Information (SAI) dated May 31, 2003.

The following information is effective August 1, 2004.

1. Under the prospectus section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and example in their entirety and replace with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?

Federated High Income Bond Fund, Inc.
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund's Class A, Class B and C Shares.


Shareholder Fees                                        Class A       Class B    Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on                   4.50%         None       1.00%
Purchases
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a               0.00%         5.50%      1.00%
percentage of original purchase price or
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on                    None         None        None
Reinvested Dividends
(and other Distributions) (as a percentage
of offering price)
Redemption Fee (as a percentage of amount                2.00%         2.00%      2.00%
redeemed, if applicable) 1
Exchange Fee                                              None         None        None

Annual Fund Operating Expenses (Before
Waivers)2
Expenses That are Deducted From Fund
Assets (as a percentage of average net
assets)
Management Fee3                                          0.75%         0.75%      0.75%
Distribution (12b-1) Fee                                  None         0.75%      0.75%
Shareholder Services Fee                                 0.25%         0.25%      0.25%
Other Expenses                                           0.23%         0.23%      0.23%
Total Annual Fund Operating Expenses                     1.23%        1.98%4      1.98%

1 The redemption fee is imposed upon the redemptions of shares within 90 days of purchase.

2 The percentages shown are based on expenses for the entire fiscal year ended March 31, 2003. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Although not contractually obligated to do so, the Adviser waived and reimbursed certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended March 31, 2003.

Total Waiver and Reimbursement of Fund Expenses          0.00%       0.00%        0.00%
Total Actual Annual Fund Operating Expenses (after       1.23%       1.98%        1.98%
waiver and reimbursement)


3 The Adviser voluntarily waived and reimbursed a portion of the management fee. The Adviser can terminate this voluntary waiver and reimbursement at any time. The management fee paid by the Fund (after the voluntary waiver and reimbursement) was 0.75% for the fiscal year ended March 31, 2003.

4 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund's Class A, B and C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, B and C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, B and C Shares operating expenses are before waiver and reimbursement as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class                 1 Year       3 Years        5 Years      10 Years
Class A
Expenses assuming            $570          $823          $1,095       $1,872
redemption
Expenses assuming no         $570          $823          $1,095       $1,872
redemption
Class B
Expenses assuming            $751         $1,021         $1,268       $2,113
redemption
Expenses assuming no         $201          $621          $1,068       $2,113
redemption
Class C
Expenses assuming            $399          $715          $1,157       $2,383
redemption
Expenses assuming no         $299          $715          $1,157       $2,383
redemption

-------------------------------------------------------------------------------

2. Please add the following sub-section to the end of the prospectus section entitled "What Do Shares Cost?":

     "FEE WHEN YOU REDEEM OR EXCHANGE (FOR CLASS B SHARES AND CLASS C SHARES

     PURCHASED ON OR AFTER AUGUST 1, 2004) For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/ exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first). The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including employer sponsored retirement plan accounts.

     Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption fee, please see the Fund's SAI."

3. Please add the following sub-section after the end of the first sentence of the prospectus section entitled "How to Redeem and Exchange Shares":

     "FOR CLASS b SHARES AND CLASS C SHARES PURCHASED ON OR AFTER AUGUST 1, 2004

     Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

     Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the shares are redeemed within 90 days of purchase, a 2% redemption fee will be charged. The redemption fee will be paid to the Fund."

4. Please add the following sub-section to the end of the SAI section entitled "What Do Shares Cost?":

     "SPECIAL REDEMPTION AND EXCHANGE INFORMATION (FOR CLASS b SHARES AND CLASS C SHARES PURCHASED ON OR AFTER AUGUST 1, 2004)

     For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives  upon  exchange  or  redemption.  The  redemption/exchange  fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/ exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first). The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including i) Shares purchased through employer sponsored retirement plan accounts, such as 401(k) plans, ii) Shares purchased by banks or trust companies acting in a fiduciary capacity on behalf of trust accounts and iii) Shares purchased through certain broker-dealer omnibus accounts. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee."

                                                                    May 28, 2004

Cusip 314195207

Cusip 314195306
30357 (5/04)